DIREXION SHARES ETF TRUST
Direxion Daily Mid Cap Bear 3X Shares
Supplement dated June 12, 2009 to
Prospectus dated October 1, 2008, as last supplemented on May 13, 2009
     The Board of Trustees of Direxion Shares ETF Trust has approved a reverse split of the issued and outstanding shares of Direxion Daily Mid Cap Bear 3X Shares (“Mid Cap Bear Fund).
     After the close of the markets on June 24, 2009 (the “Record Date”), the Mid Cap Bear Fund will effect a two for one reverse split of the Fund’s issued and outstanding shares. As a result of the reverse split, every two shares of the Mid Cap Fund will be exchanged for one share. Accordingly, the number of the Mid Cap Bear Fund’s issued and outstanding shares will decrease by approximately 50% and the Fund’s per share net asset value (“NAV”) and the next day’s opening market price will double. Shareholders of record on the Record Date will participate in the reverse split. Shares of the Mid Cap Bear Fund will begin trading on NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on Thursday, June 25, 2009 (the “Effective Date”).
     The next day’s opening market value of the Mid Cap Bear Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical two for one reverse split:

	# of Shares		Hypothetical	Total Market
Period	Owned	Hypothetical NAV	Market Price	Value
Pre-Split	100	$29	$28.88	$288.80
Post-Split	50	$58	$57.76	$288.80
     The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment accordingly. DTC is the registered owner of all Fund shares and maintains a record of all Fund record owners.
Redemption of Fractional Shares and Tax Consequences for each Reverse Split
     As a result of the reverse split, a shareholder of Fund shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.
“Odd Lot” Unit
     Also as a result of the reverse split, the Fund will have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, the Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.
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Please retain a copy of this Supplement with your Prospectus